UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-02405

Name of Fund: BlackRock Balanced Capital Fund, Inc.

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Donald C. Burke, Chief Executive
      Officer, BlackRock Balanced Capital Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (800) 441-7762

Date of fiscal year end: 09/30/2007

Date of reporting period: 10/01/2006 - 09/30/2007

Item 1 - Report to Stockholders

EQUITIES   FIXED INCOME   REAL ESTATE
LIQUIDITY  ALTERNATIVES   BLACKROCK SOLUTIONS

BlackRock Balanced Capital                                             BLACKROCK
Fund, Inc.

ANNUAL REPORT | SEPTEMBER 30, 2007

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

BlackRock Balanced Capital Fund, Inc.

================================================================================
Table of Contents                                                           Page
--------------------------------------------------------------------------------
A Letter to Shareholders .................................................     3
Annual Report:
Fund Summary .............................................................     4
About Fund Performance ...................................................     6
Disclosure of Expenses ...................................................     6
Financial Statements:
  Schedule of Investments ................................................     7
  Statement of Assets and Liabilities ....................................     9
  Statement of Operations ................................................    10
  Statements of Changes in Net Assets ....................................    11
Financial Highlights .....................................................    12
Notes to Financial Statements ............................................    17
Report of Independent Registered Public Accounting Firm ..................    22
Important Tax Information ................................................    22
Officers and Directors ...................................................    23
Portfolio Summary ........................................................    24
BlackRock Fund Information ...............................................    25
Proxy Results ............................................................    26
Mutual Fund Family .......................................................    27


2       BLACKROCK BALANCED CAPITAL FUND, INC.              SEPTEMBER 30, 2007

A Letter to Shareholders

Dear Shareholder

The September reporting period took financial markets on a wild ride. While subprime mortgage woes dominated headlines for much of 2007, troubles intensified in the final months of the period, spawning a widespread "credit crunch" that crept into other areas of the market. The U.S. Federal Reserve Board (the "Fed") and other countries' central banks stepped in to inject liquidity into the markets and bolster investor confidence. The Fed cut the discount rate, the rate banks pay to borrow money directly from the Fed, from 6.25% to 5.25% in two moves in August and September. The central bankers also cut the more widely followed federal funds target rate, which had remained unchanged at 5.25% for over a year, to 4.75% in September. After a tumultuous summer, the dust began to settle toward period-end amid speculation that the worst of the credit crunch had passed.

Although heightened volatility and a weakening U.S. economy have been recurring themes throughout the past year, equity markets have displayed surprising resilience. Most recently, the credit turmoil dampened corporate merger-and-acquisition activity, a key source of strength for equity markets. However, market fundamentals have held firm, dividend payouts and share buybacks have continued to grow, and valuations remain attractive. These tailwinds generally have prevailed over the headwinds created by the slowing U.S. economy and troubled housing market.

In fixed income markets, mixed economic signals and the credit market debacle resulted in a flight to quality. At the height of the uncertainty, investors shunned bonds associated with the housing and credit markets in favor of higher-quality Treasury issues. The yield on 10-year Treasury issues, which touched 5.30% in June (its highest level in five years), fell to 4.59% by period-end, while prices correspondingly rose.

Against this backdrop, financial markets posted generally positive results for the six-month period, and relatively stronger returns for the full year ended September 30, 2007:

Total Returns as of September 30, 2007                                               6-month      12-month
==========================================================================================================
U.S. equities (S&P 500 Index)                                                         +8.44%       +16.44%
----------------------------------------------------------------------------------------------------------
Small cap U.S. equities (Russell 2000 Index)                                          +1.19        +12.34
----------------------------------------------------------------------------------------------------------
International equities (MSCI Europe, Australasia, Far East Index)                     +8.72        +24.86
----------------------------------------------------------------------------------------------------------
Fixed income (Lehman Brothers U.S. Aggregate Bond Index)                              +2.31        + 5.14
----------------------------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)                        +1.15        + 3.10
----------------------------------------------------------------------------------------------------------
High yield bonds (Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index)      +0.56        + 7.62
----------------------------------------------------------------------------------------------------------

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

As you navigate market volatility, we encourage you to review your investment goals with your financial professional and to make portfolio changes, as needed. For more market insight, we invite you to view "What's Ahead in 2007: Third Quarter Update" and "Are You Prepared for Volatility?" at www.blackrock.com/funds. We thank you for entrusting BlackRock with your investment assets, and we look forward to continuing to serve you in the months and years ahead.

                                                  Sincerely,


                                                  /s/ Robert C. Doll, Jr.

                                                  Robert C. Doll, Jr.
                                                  Vice Chairman, BlackRock, Inc.

THIS PAGE NOT PART OF YOUR FUND REPORT

Fund Summary

Portfolio Management Commentary

      How did the Fund perform?

o The Fund provided positive returns for the period. Asset allocation was favorable and equities outperformed their benchmark while bonds lagged their benchmark return.

      What factors influenced performance?

o Within the equity portfolio, our underweight position and good stock selection in financials was the primary contributor to performance, led by gains in insurance stocks Prudential Financial, Inc. and ACE Ltd. and by avoiding much of the turmoil in the mortgage and brokerage space during the final quarter of the fiscal year. Our overweight position and good stock selection in technology further contributed to returns, led by networking companies Juniper Networks, Inc. and Cisco Systems, Inc. An underweight and good stock selection in health care also contributed, largely due to a strong advance in Baxter International, Inc.

o These areas of strength outweighed poor stock selection in consumer discretionary, with particular weakness in retailers Office Depot, Inc. and Limited Brands, Inc. Stock selection in materials also detracted, as we did not own enough of the strong-performing copper and gold stocks.

o Within the fixed income portfolio, an overweight of mortgage pass-through securities and commercial mortgages detracted from performance, while an underweighting of corporate and agency bonds proved advantageous.

      Describe recent portfolio activity.

o We began to transition away from stocks that had performed well and where expectations and valuations were high. Proceeds were redeployed into stocks and sectors that have underperformed, where expectations have been reduced and valuations compressed. For example, we reduced the magnitude of our overweight in the industrials sector by eliminating positions in Raytheon Co., Tyco International Ltd. and United States Steel Corp. We also moved to an underweight position in energy as crude oil exceeded $80 per barrel, selling our stake in Total SA and reducing positions in GlobalSantaFe Corp. and EnCana Corp.

o By contrast, we increased our consumer discretionary weighting through the addition of selected retail names like The Home Depot, Inc. and Wal-Mart Stores, Inc. and transportation company Federal Express Corp. We further increased our technology exposure, adding to positions in Sun Microsystems, Inc. and Microsoft Corp. while introducing Micron Technology, Inc. and Texas Instruments, Inc. to the portfolio. We believe these companies will be prime beneficiaries of the unfolding technology spending cycle.

o Within the fixed income portfolio, we increased exposure to high-quality bonds in the residential and commercial mortgage markets as credit spreads widened. We also reduced our underweighting to the corporate market through some additions there.

      Describe Fund positioning at period-end.

o The Fund was invested 67.0% in equities, 31.8% in fixed income securities and 1.5% in cash equivalents at period-end. This compares to 63.1% equities, 35.6% fixed income and 1.3% cash a year ago.

o The U.S. economy appears to be in decent shape and corporate balance sheets and free cash flow remain strong. We are concerned, however, that a weakening housing sector, high energy prices and unsettled liquidity conditions may slow growth and increase credit quality problems. For these reasons, we remain constructive about the longer-term prospects for equities, but are becoming more cautious in the short-term. Meanwhile, interest rates have stabilized, spreads widened and the yield curve normalized, making bonds somewhat more attractive.

Expense Example

                                              Actual                                               Hypothetical**
                      ---------------------------------------------------      ---------------------------------------------------
                        Beginning         Ending                                 Beginning         Ending
                      Account Value    Account Value     Expenses Paid         Account Value    Account Value     Expenses Paid
                      April 1, 2007   Sept. 30, 2007   During the Period*      April 1, 2007   Sept. 30, 2007   During the Period*
----------------------------------------------------------------------------------------------------------------------------------
Institutional ......     $1,000          $1,066.80           $2.78                $1,000          $1,022.21           $2.72
Investor A .........     $1,000          $1,065.20           $4.27                $1,000          $1,020.76           $4.18
Investor B .........     $1,000          $1,060.40           $8.89                $1,000          $1,016.27           $8.70
Investor C .........     $1,000          $1,061.00           $8.32                $1,000          $1,016.82           $8.15
Class R ............     $1,000          $1,063.40           $6.07                $1,000          $1,019.02           $5.94
----------------------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.54% for Institutional, .83% for Investor A, 1.73% for Investor B, 1.62% for Investor C and 1.18% for Class R), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

      See "Disclosure of Expenses" on page 6 for further information on how expenses were calculated.


4       BLACKROCK BALANCED CAPITAL FUND, INC.              SEPTEMBER 30, 2007

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Institutional and Investor A Shares compared to growth of an investment in the S&P 500 Index and the Lehman Brothers Aggregate Bond Index. Values are from September 1997 to September 2007.

                                                                 Lehman Brothers
           Institutional       Investor A           S&P 500       Aggregate Bond
                Shares*+         Shares*+           Index++             Index+++
9/97             $10,000           $9,475           $10,000              $10,000
9/98              $9,695           $9,164           $10,905              $11,151
9/99             $10,851          $10,231           $13,937              $11,110
9/00             $11,891          $11,184           $15,788              $11,887
9/01             $10,617           $9,960           $11,585              $13,427
9/02              $9,501           $8,890            $9,212              $14,581
9/03             $11,055          $10,322           $11,459              $15,370
9/04             $12,400          $11,548           $13,049              $15,935
9/05             $13,413          $12,458           $14,647              $16,380
9/06             $14,921          $13,826           $16,228              $16,982
9/07             $16,988          $15,696           $18,896              $17,854

* Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.
+ The Fund, through a fully managed investment policy, utilizes equity, debt and convertible securities.
++ This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues. S&P 500 is a registered trademark of the McGraw-Hill Companies.
+++ This unmanaged Index is a widely recognized market weighted index comprised of investment grade corporate bonds, rated BBB or better, mortgages and U.S. Treasury and government agency issues with at least one year to maturity.

Performance Summary for the Period Ended September 30, 2007

                                                                               Average Annual Total Returns*
                                                              ---------------------------------------------------------------------
                                                                      1 Year                 5 Years                  10 Years
                                                              --------------------    --------------------     --------------------
                                                  6-Month     w/o sales    w/sales    w/o sales    w/sales     w/o sales    w/sales
                                               Total Returns    charge      charge      charge      charge       charge      charge
-----------------------------------------------------------------------------------------------------------------------------------
Institutional ...............................      +6.68%       +13.85%         --      +12.32%         --       +5.44%         --
Investor A ..................................      +6.52        +13.52      + 7.56%     +12.04      +10.84%      +5.18       +4.61%
Investor B ..................................      +6.04        +12.57      + 8.07      +11.16      +10.89       +4.53       +4.53
Investor C ..................................      +6.10        +12.62      +11.62      +11.16      +11.16       +4.36       +4.36
Class R .....................................      +6.34        +13.18          --      +11.91          --       +4.98          --
S&P 500 Index ...............................      +8.44        +16.44          --      +15.45          --       +6.57          --
Lehman Brothers U.S. Aggregate Bond Index ...      +2.31        + 5.14          --      + 4.13          --       +5.97          --
-----------------------------------------------------------------------------------------------------------------------------------

* Assuming maximum sales charges. See "About Fund Performance" on page 6 for a detailed description of share classes, including any related sales charges and fees.

      Past performance is not indicative of future results.

Portfolio Profile as of September 30, 2007

Ten Largest Common                                                    Percent of
Stock Holdings                                                        Net Assets
--------------------------------------------------------------------------------
General Electric Co. ................................................    1.7%
Textron, Inc. .......................................................    1.7
Murphy Oil Corp. ....................................................    1.7
Cisco Systems, Inc. .................................................    1.7
Baxter International, Inc. ..........................................    1.6
Kimberly-Clark Corp. ................................................    1.6
McDonald's Corp. ....................................................    1.6
Hewlett-Packard Co. .................................................    1.6
American International Group, Inc. ..................................    1.6
United Technologies Corp. ...........................................    1.5

                                                                      Percent of
Five Largest Industries                                               Net Assets
--------------------------------------------------------------------------------
Insurance ...........................................................    5.3%
Industrial Conglomerates ............................................    4.5
Oil, Gas & Consumable Fuels .........................................    4.3
Pharmaceuticals .....................................................    3.9
Computers & Peripherals .............................................    3.9
--------------------------------------------------------------------------------
      For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry classifications for reporting ease.


     BLACKROCK BALANCED CAPITAL FUND, INC.            SEPTEMBER 30, 2007      5

About Fund Performance

Effective October 2, 2006, the Fund's Class A, Class B, Class C and Class I Shares were redesignated Investor A, Investor B, Investor C and Institutional Shares, respectively. Class R Shares did not change their designation. As previously communicated to shareholders, new sales charge schedules came into effect at the same time for certain of these classes.

o Institutional Shares are not subject to any sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

o Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

o Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

o Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. In addition, Investor C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class R Shares do not incur a maximum initial sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. Class R Shares are available only to certain retirement plans. Prior to inception, Class R Share performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Class R Share fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the performance tables on page 5 assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund's Administrator waived a portion of its administrative fee. Without such waiver, the Fund's performance would have been lower.

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses, including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The expense example on page 4 (which is based on a hypothetical investment of $1,000 invested on April 1, 2007 and held through September 30, 2007) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled "Expenses Paid During the Period."

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical information is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.


6       BLACKROCK BALANCED CAPITAL FUND, INC.              SEPTEMBER 30, 2007

Schedule of Investments as of September 30, 2007               (in U.S. dollars)

        Shares
          Held    Common Stocks                                       Value
===============================================================================
Aerospace & Defense -- 2.6%
       450,000    Honeywell International, Inc.                  $   26,761,500
       450,000    United Technologies Corp.                          36,216,000
                                                                 --------------
                                                                     62,977,500
===============================================================================
Air Freight & Logistics -- 0.3%
        75,000    FedEx Corp.                                         7,856,250
===============================================================================
Automobiles -- 0.8%
       400,000    Harley-Davidson, Inc.                              18,484,000
===============================================================================
Beverages -- 0.8%
       400,000    Anheuser-Busch Cos., Inc.                          19,996,000
===============================================================================
Building Products -- 0.9%
       900,000    Masco Corp.                                        20,853,000
===============================================================================
Capital Markets -- 3.7%
       800,000    The Bank of New York Mellon Corp.                  35,312,000
       250,000    Legg Mason, Inc.                                   21,072,500
       500,000    Morgan Stanley                                     31,500,000
                                                                 --------------
                                                                     87,884,500
===============================================================================
Chemicals -- 1.2%
       600,000    E.I. du Pont de Nemours & Co.                      29,736,000
===============================================================================
Commercial Banks -- 0.7%
       500,000    Wells Fargo & Co.                                  17,810,000
===============================================================================
Communications Equipment -- 2.7%
     1,200,000    Cisco Systems, Inc. (a)                            39,732,000
       200,000    Juniper Networks, Inc. (a)                          7,322,000
       900,000    Motorola, Inc.                                     16,677,000
                                                                 --------------
                                                                     63,731,000
===============================================================================
Computers & Peripherals -- 3.9%
       750,000    Hewlett-Packard Co.                                37,342,500
       300,000    International Business Machines Corp.              35,340,000
     3,750,000    Sun Microsystems, Inc. (a)                         21,037,500
                                                                 --------------
                                                                     93,720,000
===============================================================================
Consumer Finance -- 0.4%
       400,000    Discover Financial Services                         8,320,000
===============================================================================
Diversified Financial Services -- 2.5%
       700,000    Citigroup, Inc.                                    32,669,000
       600,000    JPMorgan Chase & Co.                               27,492,000
                                                                 --------------
                                                                     60,161,000
===============================================================================
Diversified Telecommunication Services -- 2.4%
       600,000    AT&T Inc.                                          25,386,000
       700,000    Verizon Communications, Inc.                       30,996,000
                                                                 --------------
                                                                     56,382,000
===============================================================================
Electronic Equipment & Instruments -- 0.4%
       250,000    Tyco Electronics Ltd.                               8,857,500
===============================================================================
Energy Equipment & Services -- 2.9%
       200,000    GlobalSantaFe Corp.                                15,204,000
       200,000    Schlumberger Ltd.                                  21,000,000
       500,000    Weatherford International Ltd. (a)                 33,590,000
                                                                 --------------
                                                                     69,794,000
===============================================================================
Food & Staples Retailing -- 0.8%
       450,000    Wal-Mart Stores, Inc.                              19,642,500
===============================================================================
Food Products -- 3.7%
       300,000    Cadbury Schweppes Plc (b)                          13,956,000
       240,000    General Mills, Inc.                                13,922,400
        75,000    Nestle SA Registered Shares                        33,691,218
       900,000    Unilever NV (b)                                    27,765,000
                                                                 --------------
                                                                     89,334,618
===============================================================================
Health Care Equipment & Supplies -- 1.6%
       700,000    Baxter International, Inc.                         39,396,000
===============================================================================
Health Care Providers & Services -- 0.2%
       100,000    AmerisourceBergen Corp.                             4,533,000
        13,465    PharMerica Corp. (a)                                  200,897
                                                                 --------------
                                                                      4,733,897
===============================================================================
Hotels, Restaurants & Leisure -- 1.6%
       700,000    McDonald's Corp.                                   38,129,000
===============================================================================
Household Durables -- 0.6%
       300,000    Sony Corp. (b)                                     14,418,000
===============================================================================
Household Products -- 1.6%
       550,000    Kimberly-Clark Corp.                               38,643,000
===============================================================================
IT Services -- 0.8%
       450,000    Accenture Ltd. Class A                             18,112,500
===============================================================================
Industrial Conglomerates -- 4.5%
       275,000    3M Co.                                             25,734,500
     1,000,000    General Electric Co.                               41,400,000
       650,000    Textron, Inc.                                      40,436,500
                                                                 --------------
                                                                    107,571,000
===============================================================================
Insurance -- 5.3%
       550,000    ACE Ltd.                                           33,313,500
       550,000    American International Group, Inc.                 37,207,500
       350,000    Prudential Financial, Inc.                         34,153,000
       350,000    RenaissanceRe Holdings Ltd.                        22,893,500
                                                                 --------------
                                                                    127,567,500
===============================================================================
Internet Software & Services -- 0.8%
       750,000    Yahoo! Inc. (a)                                    20,130,000
===============================================================================
Machinery -- 1.1%
       500,000    Dover Corp.                                        25,475,000
===============================================================================
Media -- 2.3%
       750,000    CBS Corp. Class B                                  23,625,000
       900,000    Comcast Corp. Special Class A (a)                  21,564,000
       250,000    Walt Disney Co.                                     8,597,500
                                                                 --------------
                                                                     53,786,500
===============================================================================
Metals & Mining -- 0.7%
       450,000    Alcoa, Inc.                                        17,604,000
===============================================================================
Oil, Gas & Consumable Fuels -- 4.3%
       375,000    Devon Energy Corp.                                 31,200,000
       200,000    EnCana Corp.                                       12,370,000
       200,000    Exxon Mobil Corp.                                  18,512,000
       570,000    Murphy Oil Corp.                                   39,837,300
                                                                 --------------
                                                                    101,919,300
===============================================================================
Paper & Forest Products -- 0.8%
       200,000    International Paper Co.                             7,174,000
       400,000    MeadWestvaco Corp.                                 11,812,000
                                                                 --------------
                                                                     18,986,000
===============================================================================


     BLACKROCK BALANCED CAPITAL FUND, INC.            SEPTEMBER 30, 2007      7

Schedule of Investments (concluded)     (in U.S. dollars)

        Shares
          Held    Common Stocks                                       Value
===============================================================================
Pharmaceuticals -- 3.9%
       900,000    Bristol-Myers Squibb Co.                       $   25,938,000
       100,000    GlaxoSmithKline Plc (b)                             5,320,000
       350,000    Pfizer, Inc.                                        8,550,500
       700,000    Schering-Plough Corp.                              22,141,000
       725,000    Wyeth                                              32,298,750
                                                                 --------------
                                                                     94,248,250
===============================================================================
Semiconductors & Semiconductor Equipment -- 2.6%
       500,000    Applied Materials, Inc.                            10,350,000
       400,000    Intersil Corp. Class A                             13,372,000
     1,400,000    Micron Technology, Inc. (a)(e)                     15,540,000
       650,000    Texas Instruments, Inc.                            23,783,500
                                                                 --------------
                                                                     63,045,500
===============================================================================
Software -- 1.8%
       350,000    Electronic Arts, Inc. (a)                          19,596,500
       800,000    Microsoft Corp.                                    23,568,000
                                                                 --------------
                                                                     43,164,500
===============================================================================
Specialty Retail -- 1.3%
       450,000    Home Depot, Inc.                                   14,598,000
       750,000    Limited Brands, Inc.                               17,167,500
                                                                 --------------
                                                                     31,765,500
===============================================================================
Thrifts & Mortgage Finance -- 0.5%
       200,000    Fannie Mae                                         12,162,000
-------------------------------------------------------------------------------
                  Total Common Stocks
                  (Cost -- $1,050,365,998) -- 67.0%               1,606,397,315
===============================================================================

===============================================================================
    Beneficial
      Interest    Mutual Funds
===============================================================================
  $609,000,000    Master Total Return Portfolio of
                    Master Bond LLC (c)                             761,759,188
-------------------------------------------------------------------------------
                  Total Mutual Funds
                  (Cost -- $762,996,589) -- 31.8%                   761,759,188
===============================================================================

===============================================================================
                  Short-Term Securities
===============================================================================
$   24,676,281    BlackRock Liquidity Series, LLC Cash Sweep
                    Series, 5.22% (c)(f)                             24,676,281
    10,800,000    BlackRock Liquidity Series, LLC Money Market
                    Series, 5.26% (c)(d)(f)                          10,800,000
-------------------------------------------------------------------------------
                  Total Short-Term Securities
                  (Cost -- $35,476,281) -- 1.5%                      35,476,281
===============================================================================
Total Investments (Cost -- $1,848,838,868*) -- 100.3%             2,403,632,784

Liabilities in Excess of Other Assets -- (0.3%)                      (7,149,732)
                                                                 --------------
Net Assets -- 100.0%                                             $2,396,483,052
                                                                 ==============

* The cost and unrealized appreciation (depreciation) of investments as of September 30, 2007, as computed for federal income tax purposes, were as follows:

      Aggregate cost ................................           $ 1,860,276,863
                                                                ===============
      Gross unrealized appreciation .................           $   567,276,531
      Gross unrealized depreciation .................               (23,920,610)
                                                                ---------------
      Net unrealized appreciation ...................           $   543,355,921
                                                                ===============

(a)   Non-income producing security.
(b)   Depositary receipts.
(c) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                     Net              Interest
      Affiliate                                   Activity             Income
      --------------------------------------------------------------------------
      BlackRock Liquidity Series, LLC
        Cash Sweep Series                      $  (2,007,849)      $   1,097,075
      BlackRock Liquidity Series, LLC
        Money Market Series                    $ (88,234,250)      $      28,597
      Master Total Return Portfolio of
        Master Bond LLC                        $(125,000,000)      $  42,906,353
      --------------------------------------------------------------------------

(d)   Security was purchased with the cash proceeds from securities loans.
(e)   Security, or a portion of security, is on loan.
(f)   Represents the current yield as of September 30, 2007.
o For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized mar-ket indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

      See Notes to Financial Statements.


8       BLACKROCK BALANCED CAPITAL FUND, INC.              SEPTEMBER 30, 2007

Statement of Assets and Liabilities

As of September 30, 2007
===================================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------------
Investments in unaffiliated securities, at value (including securities loaned of $9,990,000)
  (identified cost -- $1,050,365,998) ........................................................                      $ 1,606,397,315
Investments in affiliated securities, at value (identified cost -- $798,472,870) .............                          797,235,469
Cash .........................................................................................                               34,000
Receivables:
    Securities sold ..........................................................................   $     6,471,177
    Dividends ................................................................................         2,263,582
    Capital shares sold ......................................................................         1,129,876
    Securities lending .......................................................................             2,810          9,867,445
                                                                                                 ---------------
Prepaid expenses and other assets ............................................................                               33,450
                                                                                                                    ---------------
Total assets .................................................................................                        2,413,567,679
                                                                                                                    ---------------
===================================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------------
Collateral on securities loaned, at value ....................................................                           10,800,000
Payables:
    Capital shares redeemed ..................................................................         4,517,264
    Investment adviser .......................................................................           763,413
    Other affiliates .........................................................................           451,371
    Distributor ..............................................................................           351,020          6,083,068
                                                                                                 ---------------
Accrued expenses and other liabilities .......................................................                              201,559
                                                                                                                    ---------------
Total liabilities ............................................................................                           17,084,627
                                                                                                                    ---------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
Net assets ...................................................................................                      $ 2,396,483,052
                                                                                                                    ===============
===================================================================================================================================
Net Assets Consist of
-----------------------------------------------------------------------------------------------------------------------------------
Institutional Shares of Common Stock, $.10 par value, 400,000,000 shares authorized ..........                      $     4,340,005
Investor A Shares of Common Stock, $.10 par value, 200,000,000 shares authorized .............                            3,131,247
Investor B Shares of Common Stock, $.10 par value, 500,000,000 shares authorized .............                              355,437
Investor C Shares of Common Stock, $.10 par value, 200,000,000 shares authorized .............                              365,426
Class R Shares of Common Stock, $.10 par value, 500,000,000 shares authorized ................                               35,847
Paid-in capital in excess of par .............................................................                        1,694,857,555
Undistributed investment income -- net .......................................................   $    13,380,068
Undistributed realized capital gains -- net ..................................................       125,197,184
Unrealized appreciation -- net ...............................................................       554,820,283
                                                                                                 ---------------
Total accumulated earnings -- net ............................................................                          693,397,535
                                                                                                                    ---------------
Net Assets ...................................................................................                      $ 2,396,483,052
                                                                                                                    ===============
===================================================================================================================================
Net Asset Value
-----------------------------------------------------------------------------------------------------------------------------------
Institutional -- Based on net assets of $1,271,030,611 and 43,400,050 shares outstanding .....                      $         29.29
                                                                                                                    ===============
Investor A -- Based on net assets of $913,955,388 and 31,312,469 shares outstanding ..........                      $         29.19
                                                                                                                    ===============
Investor B -- Based on net assets of $100,807,964 and 3,554,365 shares outstanding ...........                      $         28.36
                                                                                                                    ===============
Investor C -- Based on net assets of $100,572,466 and 3,654,259 shares outstanding ...........                      $         27.52
                                                                                                                    ===============
Class R -- Based on net assets of $10,116,623 and 358,474 shares outstanding .................                      $         28.22
                                                                                                                    ===============

      See Notes to Financial Statements.


     BLACKROCK BALANCED CAPITAL FUND, INC.            SEPTEMBER 30, 2007      9

Statement of Operations

For the Year Ended September 30, 2007
===================================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------------
Dividends (net of $417,495 foreign withholding tax) ..........................................                      $    28,531,331
Interest from affiliates .....................................................................                            1,097,075
Securities lending -- net ....................................................................                               28,597
Net investment income allocated from Master Total Return Portfolio of
  Master Bond LLC (the "Master Portfolio"):
    Interest .................................................................................                           43,219,775
    Dividends ................................................................................                              410,622
    Securities lending -- net ................................................................                               53,574
    Expenses .................................................................................                             (777,618)
                                                                                                                    ---------------
Total investment income and net investment income allocated from the Master Portfolio ........                           72,563,356
                                                                                                                    ---------------
===================================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------------
Investment advisory fees .....................................................................   $     9,911,252
Service fees -- Investor A ...................................................................         2,301,811
Service and distribution fees -- Investor B ..................................................         1,262,229
Transfer agent fees -- Institutional .........................................................         1,231,385
Transfer agent fees -- Investor A ............................................................         1,136,698
Service and distribution fees -- Investor C ..................................................         1,017,814
Transfer agent fees -- Investor B ............................................................           252,330
Printing and shareholder reports .............................................................           165,314
Transfer agent fees -- Investor C ............................................................           156,962
Professional fees ............................................................................           136,218
Custodian fees ...............................................................................            95,291
Directors' fees and expenses .................................................................            77,208
Registration fees ............................................................................            70,476
Service and distribution fees -- Class R .....................................................            32,609
Transfer agent fees -- Class R ...............................................................            12,552
Pricing fees .................................................................................             1,396
Other ........................................................................................            81,085
                                                                                                 ---------------
Total expenses before waiver .................................................................        17,942,630
Waiver of expenses ...........................................................................          (516,887)
                                                                                                 ---------------
Total expenses after waiver ..................................................................                           17,425,743
                                                                                                                    ---------------
Investment income -- net .....................................................................                           55,137,613
                                                                                                                    ---------------
===================================================================================================================================
Realized & Unrealized Gain (Loss) -- Net
-----------------------------------------------------------------------------------------------------------------------------------
Realized gain (loss) on:
    Investments -- net .......................................................................       146,858,672
    Foreign currency transactions -- net .....................................................           (12,014)
    Allocations from the Master Portfolio -- net .............................................        (4,981,158)       141,865,500
                                                                                                 ---------------
Change in unrealized appreciation/depreciation on:
    Investments -- net .......................................................................       113,077,244
    Foreign currency transactions -- net .....................................................            23,789
    Allocations from the Master Portfolio -- net .............................................        (2,861,992)       110,239,041
                                                                                                 ----------------------------------
Total realized and unrealized gain -- net ....................................................                          252,104,541
                                                                                                                    ---------------
Net Increase in Net Assets Resulting from Operations .........................................                      $   307,242,154
                                                                                                                    ===============

      See Notes to Financial Statements.


10       BLACKROCK BALANCED CAPITAL FUND, INC.              SEPTEMBER 30, 2007

Statements of Changes in Net Assets

                                                                                                         For the Year Ended
                                                                                                            September 30,
                                                                                                 ----------------------------------
Increase (Decrease) in Net Assets:                                                                     2007               2006
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
Investment income -- net .....................................................................   $    55,137,613    $    54,109,786
Realized gain -- net .........................................................................       141,865,500        108,528,049
Change in unrealized appreciation/depreciation -- net ........................................       110,239,041         96,048,622
                                                                                                 ----------------------------------
Net increase in net assets resulting from operations .........................................       307,242,154        258,686,457
                                                                                                 ----------------------------------
===================================================================================================================================
Dividends & Distributions to Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
Investment income -- net:
    Institutional ............................................................................       (33,452,525)       (25,372,004)
    Investor A ...............................................................................       (22,511,016)       (16,341,899)
    Investor B ...............................................................................        (2,020,759)        (2,094,596)
    Investor C ...............................................................................        (1,868,011)        (1,124,283)
    Class R ..................................................................................          (147,831)           (67,364)
Realized gain -- net:
    Institutional ............................................................................       (57,419,299)       (76,450,213)
    Investor A ...............................................................................       (43,382,214)       (55,980,296)
    Investor B ...............................................................................        (6,663,649)       (15,290,188)
    Investor C ...............................................................................        (5,091,308)        (6,794,035)
    Class R ..................................................................................          (244,993)          (267,806)
                                                                                                 ----------------------------------
Net decrease in net assets derived from dividends and distributions to shareholders ..........      (172,801,605)      (199,782,684)
                                                                                                 ----------------------------------
===================================================================================================================================
Capital Share Transactions
-----------------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets derived from capital share transactions ...........................      (129,180,248)      (377,867,626)
                                                                                                 ----------------------------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets ......................................................         5,260,301       (318,963,853)
Beginning of year ............................................................................     2,391,222,751      2,710,186,604
                                                                                                 ----------------------------------
End of year* .................................................................................   $ 2,396,483,052    $ 2,391,222,751
                                                                                                 ==================================
  * Undistributed investment income -- net ...................................................   $    13,380,068    $    19,359,604
                                                                                                 ==================================

      See Notes to Financial Statements.


     BLACKROCK BALANCED CAPITAL FUND, INC.            SEPTEMBER 30, 2007      11

Financial Highlights

                                                                                Institutional
                                              -------------------------------------------------------------------------------------
                                                                  For the Year Ended                     For the Period   For the
The following per share data and ratios                              September 30,                       April 1, 2003   Year Ended
have been derived from information            -------------------------------------------------------     to Sept. 30,    March 31,
provided in the financial statements.             2007           2006           2005           2004           2003          2003
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period .....    $    27.71     $    27.00     $    26.76     $    24.31     $    21.73    $    27.58
                                              -------------------------------------------------------------------------------------
Investment income -- net*** ..............           .71            .63            .57            .44            .24           .65
Realized and unrealized gain (loss) -- net          2.98           2.22           1.57           2.50           2.65         (5.60)
                                              -------------------------------------------------------------------------------------
Total from investment operations .........          3.69           2.85           2.14           2.94           2.89         (4.95)
                                              -------------------------------------------------------------------------------------
Less dividends and distributions:
    Investment income -- net .............          (.77)          (.54)          (.64)          (.49)          (.31)         (.69)
    Realized gain -- net .................         (1.34)         (1.60)         (1.26)            --             --          (.21)
                                              -------------------------------------------------------------------------------------
Total dividends and distributions ........         (2.11)         (2.14)         (1.90)          (.49)          (.31)         (.90)
                                              -------------------------------------------------------------------------------------
Net asset value, end of period ...........    $    29.29     $    27.71     $    27.00     $    26.76     $    24.31    $    21.73
===================================================================================================================================
Total Investment Return**
-----------------------------------------------------------------------------------------------------------------------------------
Based on net asset value per share .......         13.85%         11.24%          8.18%         12.17%         13.31%+      (18.09%)
                                              =====================================================================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
Expenses, net of waiver ..................           .55%++         .59%++         .58%++         .58%++         .60%*         .59%
                                              =====================================================================================
Expenses .................................           .57%++         .61%++         .61%++         .60%++         .60%*         .59%
                                              =====================================================================================
Investment income -- net .................          2.50%++        2.40%++        2.11%++        1.67%++        1.97%*        2.72%
                                              =====================================================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands) .    $1,271,031     $1,215,143     $1,340,212     $1,405,513     $1,455,944    $1,396,989
                                              =====================================================================================
Portfolio turnover .......................            22%            12%            15%            17%            47%           52%
                                              =====================================================================================

*     Annualized.
**    Total investment returns exclude the effects of any sales charges.
***   Based on average shares outstanding.
+     Aggregate total investment return.
++ Includes the Fund's share of the Master Portfolio's allocated expenses and/or investment income -- net.

      See Notes to Financial Statements.


12       BLACKROCK BALANCED CAPITAL FUND, INC.              SEPTEMBER 30, 2007

                                                                                    Investor A
                                              -------------------------------------------------------------------------------------
                                                                  For the Year Ended                     For the Period   For the
The following per share data and ratios                              September 30,                       April 1, 2003   Year Ended
have been derived from information            -------------------------------------------------------     to Sept. 30,    March 31,
provided in the financial statements.             2007           2006           2005           2004           2003          2003
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period .....    $    27.63     $    26.92     $    26.69     $    24.25     $    21.68    $    27.50
                                              -------------------------------------------------------------------------------------
Investment income -- net*** ..............           .63            .57            .50            .37            .21           .59
Realized and unrealized gain (loss) -- net          2.97           2.21           1.56           2.49           2.64         (5.57)
                                              -------------------------------------------------------------------------------------
Total from investment operations .........          3.60           2.78           2.06           2.86           2.85         (4.98)
                                              -------------------------------------------------------------------------------------
Less dividends and distributions:
    Investment income -- net .............          (.70)          (.47)          (.57)          (.42)          (.28)         (.63)
    Realized gain -- net .................         (1.34)         (1.60)         (1.26)            --             --          (.21)
                                              -------------------------------------------------------------------------------------
Total dividends and distributions ........         (2.04)         (2.07)         (1.83)          (.42)          (.28)         (.84)
                                              -------------------------------------------------------------------------------------
Net asset value, end of period ...........    $    29.19     $    27.63     $    26.92     $    26.69     $    24.25    $    21.68
                                              =====================================================================================
===================================================================================================================================
Total Investment Return**
-----------------------------------------------------------------------------------------------------------------------------------
Based on net asset value per share .......         13.52%         10.98%          7.88%         11.87%         13.16%+      (18.26%)
                                              =====================================================================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
Expenses, net of waiver ..................           .82%++         .84%++         .83%++         .83%++         .85%*         .84%
                                              =====================================================================================
Expenses .................................           .84%++         .86%++         .85%++         .84%++         .85%*         .84%
                                              =====================================================================================
Investment income -- net .................          2.23%++        2.15%++        1.86%++        1.42%++        1.71%*        2.47%
                                              =====================================================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands) .    $  913,955     $  912,518     $  965,951     $1,052,738     $1,023,861    $  939,989
                                              =====================================================================================
Portfolio turnover .......................            22%            12%            15%            17%            47%           52%
                                              =====================================================================================

*     Annualized.
**    Total investment returns exclude the effects of sales charges. ***
***   Based on average shares outstanding.
+     Aggregate total investment return.
++ Includes the Fund's share of the Master Portfolio's allocated expenses and/or investment income -- net.

      See Notes to Financial Statements.


     BLACKROCK BALANCED CAPITAL FUND, INC.            SEPTEMBER 30, 2007      13

                                                                                    Investor B
                                                -----------------------------------------------------------------------------------
                                                                  For the Year Ended                     For the Period   For the
The following per share data and ratios                              September 30,                       April 1, 2003   Year Ended
have been derived from information              ----------------------------------------------------      to Sept. 30,    March 31,
provided in the financial statements.             2007           2006           2005           2004           2003          2003
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period .....      $  26.87      $  26.19        $  25.98      $  23.59       $  21.09     $  26.75
                                                -----------------------------------------------------------------------------------
Investment income -- net*** ..............           .39           .35             .29           .17            .11          .39
Realized and unrealized gain (loss) -- net          2.87          2.15            1.52          2.42           2.57        (5.42)
                                                -----------------------------------------------------------------------------------
Total from investment operations .........          3.26          2.50            1.81          2.59           2.68        (5.03)
                                                -----------------------------------------------------------------------------------
Less dividends and distributions:
    Investment income -- net .............          (.43)         (.22)           (.34)         (.20)          (.18)        (.42)
    Realized gain -- net .................         (1.34)        (1.60)          (1.26)           --             --         (.21)
                                                -----------------------------------------------------------------------------------
Total dividends and distributions ........         (1.77)        (1.82)          (1.60)         (.20)          (.18)        (.63)
                                                -----------------------------------------------------------------------------------
Net asset value, end of period ...........      $  28.36      $  26.87        $  26.19      $  25.98       $  23.59     $  21.09
                                                ===================================================================================
===================================================================================================================================
Total Investment Return**
-----------------------------------------------------------------------------------------------------------------------------------
Based on net asset value per share .......         12.57%        10.10%           7.09%        10.99%         12.73%+     (18.93%)
                                                ===================================================================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
Expenses, net of waiver ..................          1.65%++       1.61%++         1.61%++       1.60%++        1.62%*       1.62%
                                                ===================================================================================
Expenses .................................          1.67%++       1.64%++         1.63%++       1.63%++        1.62%*       1.62%
                                                ===================================================================================
Investment income -- net .................          1.43%++       1.35%++         1.12%++        .66%++         .95%*       1.69%
                                                ===================================================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands) .      $100,808      $157,581        $286,317      $434,115       $632,673     $680,419
                                                ===================================================================================
Portfolio turnover .......................            22%           12%             15%           17%            47%          52%
                                                ===================================================================================

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
***   Based on average shares outstanding.
+     Aggregate total investment return.
++ Includes the Fund's share of the Master Portfolio's allocated expenses and/or investment income -- net.

      See Notes to Financial Statements.


14       BLACKROCK BALANCED CAPITAL FUND, INC.              SEPTEMBER 30, 2007

                                                                                    Investor C
                                              -------------------------------------------------------------------------------------
                                                                  For the Year Ended                     For the Period   For the
The following per share data and ratios                              September 30,                       April 1, 2003   Year Ended
have been derived from information            ------------------------------------------------------      to Sept. 30,    March 31,
provided in the financial statements.             2007           2006           2005           2004           2003          2003
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period .....      $  26.17      $  25.59        $  25.45      $  23.14       $  20.70     $  26.29
                                                -----------------------------------------------------------------------------------
Investment income -- net*** ..............           .39           .34             .28           .16            .11          .38
Realized and unrealized gain (loss) -- net          2.79          2.11            1.48          2.37           2.52        (5.32)
                                                -----------------------------------------------------------------------------------
Total from investment operations .........          3.18          2.45            1.76          2.53           2.63        (4.94)
                                                -----------------------------------------------------------------------------------
Less dividends and distributions:
    Investment income -- net .............          (.49)         (.27)           (.36)         (.22)          (.19)        (.44)
    Realized gain -- net .................         (1.34)        (1.60)          (1.26)           --             --         (.21)
                                                -----------------------------------------------------------------------------------
Total dividends and distributions ........         (1.83)        (1.87)          (1.62)         (.22)          (.19)        (.65)
                                                -----------------------------------------------------------------------------------
Net asset value, end of period ...........      $  27.52      $  26.17        $  25.59      $  25.45       $  23.14     $  20.70
                                                ===================================================================================
===================================================================================================================================
Total Investment Return**
-----------------------------------------------------------------------------------------------------------------------------------
Based on net asset value per share .......         12.62%        10.13%           7.05%        10.98%         12.72%+     (18.92%)
                                                ===================================================================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
Expenses, net of waiver ..................          1.60%++       1.61%++         1.61%++       1.61%++        1.63%*       1.63%
                                                ===================================================================================
Expenses .................................          1.63%++       1.64%++         1.63%++       1.63%++        1.63%*       1.63%
                                                ===================================================================================
Investment income -- net .................          1.45%++       1.37%++         1.09%++        .64%++         .93%*       1.69%
                                                ===================================================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands) .      $100,572      $101,175        $113,356      $134,013       $143,482     $137,674
                                                ===================================================================================
Portfolio turnover .......................            22%           12%             15%           17%            47%          52%
                                                ===================================================================================

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
***   Based on average shares outstanding.
+     Aggregate total investment return.
++ Includes the Fund's share of the Master Portfolio's allocated expenses and/or investment income -- net.

      See Notes to Financial Statements.


     BLACKROCK BALANCED CAPITAL FUND, INC.            SEPTEMBER 30, 2007      15

Financial Highlights (concluded)

                                                                                    Class R
                                                ------------------------------------------------------------------------------------
                                                                                                          For the     For the Period
                                                                  For the Year Ended                       Period        January 3,
The following per share data and ratios                              September 30,                      April 1, 2003     2003+++
have been derived from information              ----------------------------------------------------     to Sept. 30,   to March 31,
provided in the financial statements.             2007           2006           2005           2004          2003          2003
====================================================================================================================================
Per Share Operating Performance
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period .....      $ 26.81        $ 26.18        $ 26.03        $ 23.71      $ 21.20        $ 22.07
                                                ------------------------------------------------------------------------------------
Investment income -- net** ...............          .50            .49            .43            .30          .24            .20
Realized and unrealized gain (loss) -- net         2.90           2.15           1.52           2.45         2.27          (1.07)
                                                ------------------------------------------------------------------------------------
Total from investment operations .........         3.40           2.64           1.95           2.75         2.51           (.87)
                                                ------------------------------------------------------------------------------------
Less dividends and distributions:
    Investment income -- net .............         (.65)          (.41)          (.54)          (.43)          --+            --
    Realized gain -- net .................        (1.34)         (1.60)         (1.26)            --           --             --
                                                ------------------------------------------------------------------------------------
Total dividends and distributions ........        (1.99)         (2.01)         (1.80)          (.43)          --+            --
                                                ------------------------------------------------------------------------------------
Net asset value, end of period ...........      $ 28.22        $ 26.81        $ 26.18        $ 26.03      $ 23.71        $ 21.20
                                                ====================================================================================
====================================================================================================================================
Total Investment Return
------------------------------------------------------------------------------------------------------------------------------------
Based on net asset value per share .......        13.18%         10.70%          7.63%         11.67%       13.31%@@       (3.94%)@@
                                                ====================================================================================
===================================================================================================================================
Ratios to Average Net Assets
------------------------------------------------------------------------------------------------------------------------------------
Expenses, net of waiver ..................         1.14%++        1.09%++        1.08%++        1.07%++      1.10%*         1.09%*
                                                ====================================================================================
Expenses .................................         1.16%++        1.11%++        1.11%++        1.07%++      1.10%*         1.09%*
                                                ====================================================================================
Investment income -- net .................         1.87%++        1.91%++        1.65%++        1.10%++      2.07%*         2.76%*
                                                ====================================================================================
====================================================================================================================================
Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands) .      $10,117        $ 4,805        $ 4,349        $ 2,526           --@            --@
                                                ====================================================================================
Portfolio turnover .......................           22%            12%            15%            17%          47%            52%
                                                ====================================================================================

*     Annualized.
**    Based on average shares outstanding.
+     Amount is less than $(.01) per share.
++ Includes the Fund's share of the Master Portfolio's allocated expenses and/or investment income -- net.
+++   Commencement of operations.
@     Amount is less than $1,000.
@@    Aggregate total investment return.

      See Notes to Financial Statements.


16       BLACKROCK BALANCED CAPITAL FUND, INC.              SEPTEMBER 30, 2007

Notes to Financial Statements

1. Significant Accounting Policies:

BlackRock Balanced Capital Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund seeks to achieve its investment objective through a fully managed investment policy utilizing equity, fixed income and convertible securities. The Fund invests the fixed income portion of its assets in Master Total Return Portfolio (formerly "Master Bond Portfolio") (the "Master Portfolio"), of Master Bond LLC (the "Master LLC"), a mutual fund that has an investment objective and strategy consistent with that of the fixed income portion of the Fund. Effective June 15, 2007, the Master LLC was converted from a Delaware statutory trust to a Delaware limited liability company. The value of the Fund's investment in the Master Portfolio reflects the Fund's proportionate interest in the net assets of the Master Portfolio. The percentage of the Master Portfolio owned by the Fund at September 30, 2007 was 19.1%. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are sold with a front-end sales charge. Investor B and Investor C Shares may be subject to a contingent deferred sales charge. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor B, Investor C and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on certain changes to the Investor A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- The Fund records its proportionate investment in the Master Portfolio at fair value. Equity securities held by the Fund that are traded on stock exchanges or the NASDAQ Global Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") market, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Effective September 4, 2007, exchange-traded options are valued at the mean price and previously were valued at the last sale price. Options traded in the OTC market are valued at the last asked price (options written) or last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Valuations of short-term investment vehicles are generally based on the net asset value of the underlying investment vehicle or amortized cost.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Directors. Such valuations and procedures are reviewed periodically by the Board of Directors of the Fund.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates will generally be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Fund's Board of Directors or by BlackRock Advisors, LLC (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc., using a pricing service and/or procedures approved by the Fund's Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract due to an unfavorable change in the price of the underlying security, or index, or if the counterparty does not perform under


     BLACKROCK BALANCED CAPITAL FUND, INC.            SEPTEMBER 30, 2007      17
the contract. The counterparty for certain instruments may pledge cash or securities as collateral.

o Options -- The Fund may write covered call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written options are non-income producing investments.

o Swaps -- The Fund may enter into swap agreements, which are OTC contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a pre-determined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

(c) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

(d) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions, investment income and expenses -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Investment transactions in the Master Portfolio are accounted for on a trade date basis. The Fund records daily its proportionate share of the Master Portfolio's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(f) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Securities lending -- The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finders, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(i) Recent accounting pronouncements -- In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including mutual funds, before being measured and recognized in the financial statements. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting


18       BLACKROCK BALANCED CAPITAL FUND, INC.              SEPTEMBER 30, 2007
period for fiscal years beginning after December 15, 2006. The impact on the Fund's financial statements, if any, is currently being assessed.

In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, management is evaluating the implications of FAS 157 and its impact on the Fund's financial statements, if any, has not been determined.

In addition, in February 2007, Statement of Financial Accounting Standards No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), was issued and is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. At this time, management is evaluating the implications of FAS 159 and its impact on the Fund's financial statements, if any, has not been determined.

(j) Reclassifications -- U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $1,429,046 has been reclassified between undistributed net investment income and undistributed realized capital gains, $312,039 has been reclassified between paid-in capital in excess of par and undistributed net investment income, and $307,158 has been reclassified between paid-in capital in excess of par and undistributed realized capital gains as a result of permanent differences attributable to accounting for swap agreements, foreign currency transactions, accounting for paydowns, amortization methods on fixed income securities, gains from the sale of stock of passive foreign investment companies, and the allocation of basis adjustments. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund entered into an Investment Advisory agreement with the Manager. The Fund has also entered into separate Distribution Agreements and Distribution Plans with FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. ("BDI") (collectively, the "Distributor"). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc., and BDI is an affiliate of BlackRock, Inc. Merrill Lynch and Co., Inc. ("Merrill Lynch") and The PNC Financial Services Group, Inc. ("PNC") are the principal owners of BlackRock, Inc.

The Manager is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: .50% of the Fund's average daily net assets not exceeding $250 million; .45% of average daily net assets in excess of $250 million but not exceeding $300 million; .425% of average daily net assets in excess of $300 million but not exceeding $400 million; and .40% of average daily net assets in excess of $400 million.

The Fund also pays an investment advisory fee to the Manager, which is the Master LLC's investment adviser, to the extent it invests its fixed income assets in the Master Portfolio. The Manager has contractually agreed to waive its management fee in the amount the Fund pays in connection with its investment in the Master Portfolio. For the year ended September 30, 2007, the Manager earned fees of $9,911,252, of which $516,887 was waived.

In addition, the Manager has entered into a sub-advisory agreement with BlackRock Investment Management, LLC ("BIM"), an affiliate of the Manager, under which the Manager pays BIM for services it provides a monthly fee at an annual rate that is a percentage of the management fee paid by the Fund to the Manager.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays each Distributor ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                        Service     Distribution
                                                          Fee           Fee
--------------------------------------------------------------------------------
Investor A .......................................        .25%           --
Investor B .......................................        .25%          .75%
Investor C .......................................        .25%          .75%
Class R ..........................................        .25%          .25%
--------------------------------------------------------------------------------

Pursuant to sub-agreements with each Distributor, broker dealers, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a wholly owned subsidiary of Merrill Lynch, and each Distributor provide shareholder servicing and distribution services to the Fund. The ongoing service fee compensates the Distributor and each broker-dealer (including MLPF&S) for providing shareholder services to Investor A, Investor B, Investor C and Class R shareholders. The ongoing distribution fee compensates the Distributor and the broker-dealer for providing shareholder servicing and distribution related services to Investor B, Investor C and Class R shareholders.


     BLACKROCK BALANCED CAPITAL FUND, INC.            SEPTEMBER 30, 2007      19

For the year ended September 30, 2007, FAMD and BDI earned underwriting discounts and direct commissions and MLPF&S and BDI earned dealer concessions on sales of the Fund's Investor A Shares, which totaled $91,464.

For the year ended September 30, 2007, affiliates received contingent deferred sales charges of $107,224 and $3,957 relating to transactions in Investor B and Investor C Shares, respectively. Furthermore, affiliates received contingent deferred sales charges of $3,356 relating to transactions subject to front-end sales charge waivers in Investor A Shares.

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. During the year ended September 30, 2007, the following amounts have been accrued by the Fund to reimburse the Manager for costs incurred running the call center, which are a component of the transfer agent fees in the accompanying Statement of Operations.

--------------------------------------------------------------------------------
                                                                     Call Center
                                                                         Fees
--------------------------------------------------------------------------------
Institutional ..................................................       $29,922
Investor A .....................................................       $41,323
Investor B .....................................................       $ 8,372
Investor C .....................................................       $ 4,514
Class R ........................................................       $   118
--------------------------------------------------------------------------------

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Fund has retained BIM as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. For the year ended September 30, 2007, BIM received $12,502 in securities lending agent fees.

In addition, MLPF&S received $213,150 in commissions on the execution of portfolio security transactions for the Fund for the year ended September 30, 2007.

PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, is the Fund's transfer agent.

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock, Inc. or its affiliates.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended September 30, 2007 were $348,182,971 and $496,819,902, respectively.

4. Capital Share Transactions:

Net decrease in net assets derived from capital share transactions was $129,180,248 and $377,867,626 for the years ended September 30, 2007 and September 30, 2006, respectively.

Transactions in capital shares for each class were as follows:

-------------------------------------------------------------------------------
Institutional Shares for the Year                                     Dollar
Ended September 30, 2007                              Shares          Amount
-------------------------------------------------------------------------------
Shares sold ....................................    4,091,838     $ 116,036,502
Shares issued to shareholders in reinvestment of
  dividends and distributions ..................    2,971,097        82,123,752
                                                  -----------------------------
Total issued ...................................    7,062,935       198,160,254
Shares redeemed ................................   (7,510,527)     (212,737,057)
                                                  -----------------------------
Net decrease ...................................     (447,592)    $ (14,576,803)
                                                  =============================

-------------------------------------------------------------------------------
Institutional Shares for the Year                                     Dollar
Ended September 30, 2006                              Shares          Amount
-------------------------------------------------------------------------------
Shares sold ....................................    2,992,590     $  79,445,833
Shares issued to shareholders in reinvestment of
  dividends and distributions ..................    3,594,184        92,226,158
                                                  -----------------------------
Total issued ...................................    6,586,774       171,671,991
Shares redeemed ................................  (12,375,356)     (327,209,774)
                                                  -----------------------------
Net decrease ...................................   (5,788,582)    $(155,537,783)
                                                  =============================

-------------------------------------------------------------------------------
Investor A Shares for the Year                                        Dollar
Ended September 30, 2007                              Shares          Amount
-------------------------------------------------------------------------------
Shares sold ....................................    2,669,986     $  75,588,618
Shares issued to shareholders in reinvestment of
  dividends and distributions ..................    2,102,016        57,875,366
                                                  -----------------------------
Total issued ...................................    4,772,002       133,463,984
Shares redeemed ................................   (6,485,914)     (183,334,902)
                                                  -----------------------------
Net decrease ...................................   (1,713,912)    $ (49,870,918)
                                                  =============================

-------------------------------------------------------------------------------
Investor A Shares for the Year                                        Dollar
Ended September 30, 2006                              Shares          Amount
-------------------------------------------------------------------------------
Shares sold ....................................    1,134,447     $  30,125,921
Automatic conversion of shares .................    3,198,038        84,617,488
Shares issued to shareholders in reinvestment of
  dividends and distributions ..................    2,477,720        63,422,218
                                                  -----------------------------
Total issued ...................................    6,810,205       178,165,627
Shares redeemed ................................   (9,663,151)     (255,655,194)
                                                  -----------------------------
Net decrease ...................................   (2,852,946)    $ (77,489,567)
                                                  =============================


20       BLACKROCK BALANCED CAPITAL FUND, INC.              SEPTEMBER 30, 2007

Notes to Financial Statements (concluded)

-------------------------------------------------------------------------------
Investor B Shares for the Year                                        Dollar
Ended September 30, 2007                              Shares          Amount
-------------------------------------------------------------------------------
Shares sold ....................................      413,493     $  11,329,038
Shares issued to shareholders in reinvestment of
  dividends and distributions ..................      283,896         7,571,413
                                                  -----------------------------
Total issued ...................................      697,389        18,900,451
Shares redeemed ................................   (3,007,751)      (82,733,457)
                                                  -----------------------------
Net decrease ...................................   (2,310,362)    $ (63,833,006)
                                                  =============================

-------------------------------------------------------------------------------
Investor B Shares for the Year                                        Dollar
Ended September 30, 2006                              Shares          Amount
-------------------------------------------------------------------------------
Shares sold ....................................      574,992     $  14,828,358
Shares issued to shareholders in reinvestment of
  dividends and distributions ..................      598,848        14,912,251
                                                  -----------------------------
Total issued ...................................    1,173,840        29,740,609
                                                  -----------------------------
Automatic conversion of shares .................   (3,290,619)      (84,617,488)
Shares redeemed ................................   (2,951,735)      (75,997,582)
                                                  -----------------------------
Total redeemed .................................   (6,242,354)     (160,615,070)
                                                  -----------------------------
Net decrease ...................................   (5,068,514)    $(130,874,461)
                                                  =============================

-------------------------------------------------------------------------------
Investor C Shares for the Year                                        Dollar
Ended September 30, 2007                              Shares          Amount
-------------------------------------------------------------------------------
Shares sold ....................................      280,175     $   7,443,617
Shares issued to shareholders in reinvestment of
  dividends and distributions ..................      224,293         5,822,850
                                                  -----------------------------
Total issued ...................................      504,468        13,266,467
Shares redeemed ................................     (716,605)      (19,088,822)
                                                  -----------------------------
Net decrease ...................................     (212,137)    $  (5,822,355)
                                                  =============================

-------------------------------------------------------------------------------
Investor C Shares for the Year                                        Dollar
Ended September 30, 2006                              Shares          Amount
-------------------------------------------------------------------------------
Shares sold ....................................      243,881     $   6,132,019
Shares issued to shareholders in reinvestment of
  dividends and distributions ..................      274,554         6,667,489
                                                  -----------------------------
Total issued ...................................      518,435        12,799,508
Shares redeemed ................................   (1,081,207)      (27,100,870)
                                                  -----------------------------
Net decrease ...................................     (562,772)    $ (14,301,362)
                                                  =============================

-------------------------------------------------------------------------------
Class R Shares for the Year                                           Dollar
Ended September 30, 2007                              Shares          Amount
-------------------------------------------------------------------------------
Shares sold ....................................      301,169     $   8,276,313
Shares issued to shareholders in reinvestment of
  dividends and distributions ..................       14,450           387,084
                                                  -----------------------------
Total issued ...................................      315,619         8,663,397
Shares redeemed ................................     (136,363)       (3,740,563)
                                                  -----------------------------
Net increase ...................................      179,256     $   4,922,834
                                                  =============================

-------------------------------------------------------------------------------
Class R Shares for the Year                                           Dollar
Ended September 30, 2006                              Shares          Amount
-------------------------------------------------------------------------------
Shares sold ....................................       62,280     $   1,597,654
Shares issued to shareholders in reinvestment of
  dividends and distributions ..................       13,238           329,008
                                                  -----------------------------
Total issued ...................................       75,518         1,926,662
Shares redeemed ................................      (62,385)       (1,591,115)
                                                  -----------------------------
Net increase ...................................       13,133     $     335,547
                                                  =============================

5. Short-Term Borrowings:

The Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders, which expires November 2007. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .06% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus .35% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the year ended September 30, 2007.

6. Distributions to Shareholders:

The tax character of distributions paid during the fiscal years ended September 30, 2007 and September 30, 2006 was as follows:

--------------------------------------------------------------------------------
                                                      9/30/2007       9/30/2006
--------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income .........................         $ 63,144,826    $ 49,241,065
  Net long-term capital gains .............          109,656,779     150,541,619
                                                    ----------------------------
Total taxable distributions ...............         $172,801,605    $199,782,684
                                                    ============================

As of September 30, 2007, the components of accumulated earnings on a tax basis were as follows:

-------------------------------------------------------------------------------
Undistributed ordinary income -- net ..........................    $ 30,754,834
Undistributed long-term capital gains -- net ..................     120,314,084
                                                                   ------------
Total undistributed earnings -- net ...........................     151,068,918
Capital loss carryforward .....................................              --
Unrealized gains -- net .......................................     542,328,617*
                                                                   ------------
Total accumulated earnings -- net .............................    $693,397,535
                                                                   ============

* The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures and forward foreign currency contracts, the difference between book and tax amortization methods for premiums and discounts on fixed income securities and accounting for swap agreements.


     BLACKROCK BALANCED CAPITAL FUND, INC.            SEPTEMBER 30, 2007      21

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of BlackRock Balanced Capital Fund,
Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Balanced Capital Fund, Inc. as of September 30, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the respective periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2007, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Balanced Capital Fund, Inc. as of September 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the respective periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
November 28, 2007

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid by BlackRock Balanced Capital Fund, Inc. during the fiscal year ended September 30, 2007:

-------------------------------------------------------------------------------------------------------------------------
                                                                                Record Date/    12/18/2006      7/18/2007
                                                                                Payable Date    12/20/2006      7/20/2007
-------------------------------------------------------------------------------------------------------------------------
Qualified Dividend Income for Individuals* .................................................      52.61%          38.91%
Dividends Qualifying for the Dividends Received Deduction for Corporations* ................      43.85%          32.95%
Federal Obligation Interest ................................................................       6.90%           2.85%
Interest-Related Dividends for Non-U.S. Residents** ........................................      51.01%          36.72%
Short-Term Capital Gain Dividends for Non-U.S. Residents** .................................       7.64%           None
-------------------------------------------------------------------------------------------------------------------------

* The Fund hereby designates the percentage indicated above or the maximum amount allowable by law.
** Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax adviser to determine if any portion of the dividends you received is exempt from state income tax.

Additionally, the Fund distributed long-term capital gains of $1.301403 per share to shareholders of record on December 18, 2006.


22       BLACKROCK BALANCED CAPITAL FUND, INC.              SEPTEMBER 30, 2007

Officers and Directors as of September 30, 2007

                                                                                               Number of
                                                                                               Funds and
                                                                                               Portfolios in
                           Position(s)  Length of                                              Fund Complex    Other Public
Name, Address              Held with    Time                                                   Overseen by     Directorships
and Year of Birth          Fund         Served   Principal Occupation(s) During Past 5 Years   Director        Held by Director
====================================================================================================================================
Interested Director
------------------------------------------------------------------------------------------------------------------------------------
Robert C. Doll, Jr.*       Fund         2005 to  Vice Chairman and Director of BlackRock,      120 Funds       None
P.O. Box 9011              President    2007     Inc., Global Chief Investment Officer for     161 Portfolios
Princeton, NJ 08543-9011   and                   Equities, Chairman of the BlackRock Retail
1954                       Director              Operating Committee, and member of the
                                                 BlackRock Executive Committee since 2006;
                                                 President of the funds advised by Merrill
                                                 Lynch Investment Managers, L.P. ("MLIM") and
                                                 its affiliates ("MLIM/FAM-advised funds")
                                                 from 2005 to 2006 and Chief Investment
                                                 Officer thereof from 2001 to 2006; President
                                                 of MLIM and Fund Asset Management, L.P.
                                                 ("FAM") from 2001 to 2006; Co-Head (Americas
                                                 Region) thereof from 2000 to 2001 and Senior
                                                 Vice President from 1999 to 2001; President
                                                 and Director of Princeton Services, Inc.
                                                 ("Princeton Services") and President of
                                                 Princeton Administrators, L.P. ("Princeton
                                                 Administrators") from 2001 to 2006; Chief
                                                 Investment Officer of OppenheimerFunds, Inc.
                                                 in 1999 and Executive Vice President thereof
                                                 from 1991 to 1999.
                           ---------------------------------------------------------------------------------------------------------
                           *       Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which BlackRock Advisors, LLC and its affiliates act as investment adviser. Mr.
                                   Doll is an "interested person," as defined in the Investment Company Act, of the Fund based on his positions with BlackRock, Inc. and its affiliates. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr.
                                   Doll serves at the pleasure of the Board of Directors.
====================================================================================================================================
Independent Directors*
------------------------------------------------------------------------------------------------------------------------------------
Donald W. Burton           Director     2002 to  Managing General Partner of The Burton        21 Funds        Knology, Inc.
P.O. Box 9095                           present  Partnership, Limited Partnership (an          32 Portfolios   (telecommunications);
Princeton, NJ 08543-9095                         investment partnership) since 1979; Managing                  Capital Southwest
1944                                             General Partner of The South Atlantic                         (financial)
                                                 Venture Funds since 1983; Member of the
                                                 Investment Advisory Council of the Florida
                                                 State Board of Administration since 2001.
------------------------------------------------------------------------------------------------------------------------------------
John Francis O'Brien       Director     2005 to  President and Chief Executive Officer of      21 Funds        Cabot Corporation
P.O. Box 9095                           present  Allmerica Financial Corporation (financial    32 Portfolios   (chemicals);
Princeton, NJ 08543-9095                         services holding company) from 1995 to 2002                   LKQ Corporation
1943                                             and Director from 1995 to 2003; President of                  (auto parts
                                                 Allmerica Investment Management Co., Inc.                     manufacturing);
                                                 (investment adviser) from 1989 to 2002,                       TJX Companies, Inc.
                                                 Director from 1989 to 2002 and Chairman of                    (retailer)
                                                 the Board from 1989 to 1990; President,
                                                 Chief Executive Officer and Director of
                                                 First Allmerica Financial Life Insurance
                                                 Company from 1989 to 2002 and Director of
                                                 various other Allmerica Financial companies
                                                 until 2002; Director from 1989 to 2006,
                                                 Member of the Governance Nominating
                                                 Committee from 2004 to 2006, Member of the
                                                 Compensation Committee from 1989 to 2006 and
                                                 Member of the Audit Committee from 1990 to
                                                 2004 of ABIOMED; Director, Member of the
                                                 Governance and Nomination Committee and
                                                 Member of the Audit Committee of Cabot
                                                 Corporation since 1990; Director and Member
                                                 of the Audit Committee and Compensation
                                                 Committee of LKQ Corporation since 2003;
                                                 Lead Director of TJX Companies, Inc. since
                                                 1996; Trustee of the Woods Hole
                                                 Oceanographic Institute since 2003;
                                                 Director, Ameresco, Inc. since 2006;
                                                 Director, Boston Lyric Opera since 2002.
------------------------------------------------------------------------------------------------------------------------------------
David H. Walsh             Director     2003 to  Director, Ruckleshaus Institute and Haub      21 Funds        None
P.O. Box 9095                           present  School of Natural Resources at the            32 Portfolios
Princeton, NJ 08543-9095                         University of Wyoming since 2006; Consultant
1941                                             with Putnam Investments from 1993 to 2003,
                                                 and employed in various capacities therewith
                                                 from 1973 to 1992; Director, Massachusetts
                                                 Audubon Society from 1990 to 1997; Director,
                                                 The National Audubon Society from 1998 to
                                                 2005; Director, The American Museum of Fly
                                                 Fishing since 1997.
------------------------------------------------------------------------------------------------------------------------------------


     BLACKROCK BALANCED CAPITAL FUND, INC.            SEPTEMBER 30, 2007      23

Officers and Directors (concluded)

                                                                                               Number of
                                                                                               Funds and
                                                                                               Portfolios in
                           Position(s)  Length of                                              Fund Complex    Other Public
Name, Address              Held with    Time                                                   Overseen by     Directorships
and Year of Birth          Fund         Served   Principal Occupation(s) During Past 5 Years   Director        Held by Director
====================================================================================================================================
Independent Directors* (concluded)
------------------------------------------------------------------------------------------------------------------------------------
Fred G. Weiss**            Director     1998 to  Managing Director of FGW Associates since     21 Funds        Watson
P.O. Box 9095                           present  1997; Vice President, Planning, Investment    32 Portfolios   Pharmaceuticals, Inc.
Princeton, NJ 08543-9095                         and Development of Warner Lambert Co. from                    (pharmaceutical
1941                                             1979 to 1997; Director of the Michael J. Fox                  company)
                                                 Foundation for Parkinson's Research since
                                                 2000; Director of BTG International Plc (a
                                                 global technology commercialization company)
                                                 since 2001.
                           ---------------------------------------------------------------------------------------------------------
                           *     Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
                           **    Chairman of the Board of Directors and the Audit Committee.
------------------------------------------------------------------------------------------------------------------------------------

                           Position(s)  Length of
Name, Address              Held with    Time
and Year of Birth          Fund         Served   Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund Officers*
------------------------------------------------------------------------------------------------------------------------------------
Donald C. Burke            Vice         1993 to  Managing Director of BlackRock, Inc. since 2006; Managing Director of Merrill Lynch
P.O. Box 9011              President    2007     Investment Managers, L.P. ("MLIM") and Fund Asset Management, L.P. ("FAM") in 2006;
Princeton, NJ 08543-9011   and          and      First Vice President of MLIM and FAM from 1997 to 2005 and Treasurer thereof from
1960                       Treasurer    1999 to  1999 to 2006; Vice President of MLIM and FAM from 1990 to 1997.
                                        2007
------------------------------------------------------------------------------------------------------------------------------------
Karen Clark                Chief        2007     Managing Director of BlackRock, Inc. and Chief Compliance Officer of certain
P.O. Box 9011              Compliance            BlackRock-advised funds since 2007; Director of BlackRock, Inc. from 2005 to 2007;
Princeton, NJ 08543-9011   Officer               Principal and Senior Compliance Officer, State Street Global Advisors, from 2001 to
1965                                             2005; Principal Consultant, PricewaterhouseCoopers, LLP from 1998 to 2001; and
                                                 Branch Chief, Division of Investment Management and Office of Compliance
                                                 Inspections and Examinations, U.S. Securities and Exchange Commission,
                                                 from 1993 to 1998.
------------------------------------------------------------------------------------------------------------------------------------
Howard Surloff             Secretary    2007 to  Managing Director of BlackRock, Inc. and General Counsel of U.S. Funds at
P.O. Box 9011                           present  BlackRock, Inc. since 2006. General Counsel (U.S.) of Goldman Sachs Asset
Princeton, NJ 08543-9011                         Management from 1993 to 2006
1965
                           ---------------------------------------------------------------------------------------------------------
                           *     Officers of the Fund serve at the pleasure of the Board of Directors.
------------------------------------------------------------------------------------------------------------------------------------
                           Further information about the Fund's Officers and Directors is available in the Fund's Statement of
                           Additional Information, which can be obtained without charge by calling 1-800-441-7762.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agent

PFPC Inc.
Wilmington, DE 19809

Portfolio Summary of Investments

                                                                      Percent of
Asset Mix                                                  Long-Term Investments
--------------------------------------------------------------------------------
Domestic Common Stocks ........................................         65.2%
Fixed Income Mutual Funds .....................................         32.2
Foreign Common Stocks .........................................          2.6
--------------------------------------------------------------------------------


24       BLACKROCK BALANCED CAPITAL FUND, INC.              SEPTEMBER 30, 2007

BlackRock Fund Information

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Availability of Additional Information

Electronic copies of most financial reports and prospectuses are available on the Fund's Web site or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)    Access the BlackRock Web site at http://www.blackrock.com/edelivery
2)    Select "eDelivery" under the "More Information" section
3)    Log into your account

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called "householding" and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

The Fund has delegated proxy voting responsibilities to BlackRock and its affiliates, subject to the general oversight of the Fund's Board of Directors. A description of the policies and procedures that BlackRock and its affiliates use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, on our Web site at www.blackrock.com, by calling
(800) 441-7762, or on the Web site of the Securities and Exchange Commission (the"Commission") at http://www.sec.gov.


     BLACKROCK BALANCED CAPITAL FUND, INC.            SEPTEMBER 30, 2007      25

BlackRock Fund Information (concluded)

Availability of Additional Information (concluded)

Availability of Proxy Voting Record

Information on how proxies relating to the Fund's voting securities were voted (if any) by the Fund's previous manager during the most recent 12-month period ended June 30 is available, upon request and without charge, on our Web site at www.blackrock.com, by calling (800) 441-7762 or on the Web site of the Commission at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the Commission on Form N-Q. The Fund's Forms N-Q are available on the Commission's Web site at http://www.sec.gov and may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's Forms N-Q may also be obtained upon request, without charge, by calling (800) 441-7762.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 8:00 AM - 6:00 PM EST to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

Proxy Results

During the six-month period ended September 30, 2007, the shareholders of BlackRock Balanced Capital Fund, Inc. voted on the following proposal, which was approved at a special shareholders' meeting on September 7, 2007. This proposal was part of the reorganization of the Fund's Board of Directors to take effect on or about November 1, 2007. A description of the proposal and number of shares voted are as follows:

--------------------------------------------------------------------------------------------------------
                                                                        Shares Voted     Shares Withheld
                                                                            For            From Voting
--------------------------------------------------------------------------------------------------------
To elect the Fund's Board of Directors:    James H. Bodurtha             47,927,362         1,583,967
                                           Bruce R. Bond                 47,922,635         1,588,694
                                           Donald W. Burton              47,916,534         1,594,795
                                           Richard S. Davis              47,928,622         1,582,707
                                           Stuart E. Eizenstat           47,928,694         1,582,635
                                           Laurence D. Fink              47,919,286         1,592,043
                                           Kenneth A. Froot              47,916,667         1,594,662
                                           Henry Gabbay                  47,925,197         1,586,132
                                           Robert M. Hernandez           47,912,274         1,599,055
                                           John F. O'Brien               47,916,470         1,594,859
                                           Roberta Cooper Ramo           47,927,429         1,583,900
                                           Jean Margo Reid               47,928,312         1,583,017
                                           David H. Walsh                47,929,686         1,581,643
                                           Fred G. Weiss                 47,922,063         1,589,266
                                           Richard R. West               47,923,125         1,588,204


26       BLACKROCK BALANCED CAPITAL FUND, INC.              SEPTEMBER 30, 2007

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock All-Cap Global Resources Portfolio
BlackRock Aurora Portfolio
BlackRock Asset Allocation Portfolio+
BlackRock Balanced Capital Fund+
BlackRock Basic Value Fund
BlackRock Capital Appreciation Portfolio
BlackRock Developing Capital Markets Fund
BlackRock Equity Dividend Fund
BlackRock EuroFund
BlackRock Focus Twenty Fund
BlackRock Focus Value Fund
BlackRock Fundamental Growth Fund
BlackRock Global Allocation Fund+
BlackRock Global Dynamic Equity Fund
BlackRock Global Financial Services Fund
BlackRock Global Growth Fund
BlackRock Global Opportunities Portfolio
BlackRock Global Resources Portfolio
BlackRock Global Science & Technology Opportunities Portfolio
BlackRock Global SmallCap Fund
BlackRock Healthcare Fund
BlackRock Health Sciences Opportunities Portfolio*
BlackRock Index Equity Portfolio*
BlackRock International Fund
BlackRock International Index Fund
BlackRock International Opportunities Portfolio*
BlackRock International Value Fund
BlackRock Large Cap Core Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Latin America Fund
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Mid-Cap Value Equity Portfolio
BlackRock Mid Cap Value Opportunities Fund
BlackRock Natural Resources Trust
BlackRock Pacific Fund
BlackRock Small Cap Core Equity Portfolio
BlackRock Small Cap Growth Equity Portfolio
BlackRock Small Cap Growth Fund II
BlackRock Small Cap Index Fund
BlackRock Small Cap Value Equity Portfolio*
BlackRock Small/Mid-Cap Growth Portfolio
BlackRock S&P 500 Index Fund
BlackRock Technology Fund
BlackRock U.S. Opportunities Portfolio
BlackRock Utilities and Telecommunications Fund
BlackRock Value Opportunities Fund

Fixed Income Funds

BlackRock Commodity Strategies Fund
BlackRock Enhanced Income Portfolio
BlackRock GNMA Portfolio
BlackRock Government Income Portfolio
BlackRock High Income Fund
BlackRock High Yield Bond Portfolio
BlackRock Inflation Protected Bond Portfolio
BlackRock Intermediate Bond Portfolio II
BlackRock Intermediate Government Bond Portfolio
BlackRock International Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Managed Income Portfolio
BlackRock Short-Term Bond Fund
BlackRock Total Return Fund
BlackRock Total Return Portfolio II
BlackRock World Income Fund

Municipal Bond Funds

BlackRock AMT-Free Municipal Bond Portfolio
BlackRock California Insured Municipal Bond Fund
BlackRock Delaware Municipal Bond Portfolio
BlackRock Florida Municipal Bond Fund
BlackRock High Yield Municipal Fund
BlackRock Intermediate Municipal Fund
BlackRock Kentucky Municipal Bond Portfolio
BlackRock Municipal Insured Fund
BlackRock National Municipal Fund
BlackRock New Jersey Municipal Bond Fund
BlackRock New York Municipal Bond Fund
BlackRock Ohio Municipal Bond Portfolio
BlackRock Pennsylvania Municipal Bond Fund
BlackRock Short-Term Municipal Fund

Target Risk & Target Date Funds

BlackRock Prepared Portfolios
  Conservative Prepared Portfolio
  Moderate Prepared Portfolio
  Growth Prepared Portfolio
  Aggressive Growth Prepared Portfolio
BlackRock Lifecycle Prepared Portfolios
  Prepared Portfolio 2010
  Prepared Portfolio 2015
  Prepared Portfolio 2020
  Prepared Portfolio 2025
  Prepared Portfolio 2030
  Prepared Portfolio 2035
  Prepared Portfolio 2040
  Prepared Portfolio 2045
  Prepared Portfolio 2050

* See the prospectus for information on specific limitations on investments in the fund.
+     Mixed asset fund.

BlackRock mutual funds are distributed by BlackRock Distributors, Inc. and certain funds are also distributed by FAM Distributors, Inc. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund's prospectus contains this and other information and is available at www.blackrock.com or by calling 800-882-0052 or from your financial advisor. The prospectus should be read carefully before investing.


     BLACKROCK BALANCED CAPITAL FUND, INC.            SEPTEMBER 30, 2007      27

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

BlackRock Balanced Capital Fund, Inc.
P.O. Box 9011
Princeton, NJ 08543-9011

                                                                       BLACKROCK

                                                                     #10252-9/07

Item 2 - Code of Ethics - The registrant (or the "Fund") has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 - Audit Committee Financial Expert - The registrant's board of directors or trustees, as applicable (the "board of directors") has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:
            Donald W. Burton (not reappointed to the Audit Committee, effective November 1, 2007)
            Robert M. Hernandez (term began, effective November 1, 2007)
            John F. O'Brien (not reappointed to the Audit Committee, effective November 1, 2007)
            David H. Walsh (not reappointed to the Audit Committee, effective November 1, 2007)
            Fred G. Weiss
            Richard R. West (term began, effective November 1, 2007)

            Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 -    Principal Accountant Fees and Services

----------------------------------------------------------------------------------------------------------------------
                       (a) Audit Fees Fees       (b) Audit-Related(1)      (c) Tax Fees(2)       (d) All Other Fees(3)
----------------------------------------------------------------------------------------------------------------------
                       Current      Previous     Current     Previous    Current     Previous     Current     Previous
                        Fiscal       Fiscal       Fiscal      Fiscal      Fiscal      Fiscal       Fiscal      Fiscal
    Entity Name        Year End     Year End     Year End    Year End    Year End    Year End     Year End    Year End
----------------------------------------------------------------------------------------------------------------------
BlackRock Balanced
Capital Fund, Inc.      $37,500      $37,500        $0          $0        $6,100      $6,000       $1,042        $0
----------------------------------------------------------------------------------------------------------------------

1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
2 The nature of the services include tax compliance, tax advice and tax planning.
3 The nature of the services include a review of compliance procedures and attestation thereto.

            (e)(1) Audit Committee Pre-Approval Policies and Procedures:

                  The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

            (e)(2) None of the services described in each of Items 4(b) through
            (d) were approved by the audit committee pursuant to paragraph
            (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

            (f) Not Applicable

            (g) Affiliates' Aggregate Non-Audit Fees:

            --------------------------------------------------------------------
                    Entity Name           Current Fiscal Year    Previous Fiscal
                                                  End                Year End
            --------------------------------------------------------------------
            BlackRock Balanced Capital
            Fund, Inc.                          $291,642            $3,056,250
            --------------------------------------------------------------------

            (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant's investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
            (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

            Regulation S-X Rule 2-01(c)(7)(ii) - $284,500, 0%

Item 5 -    Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - The registrant's Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -   Submission of Matters to a Vote of Security Holders - The
            registrant's Nominating Committee will consider nominees to the Board recommended by shareholders when a vacancy becomes available.
            Shareholders who wish to recommend a nominee should send nominations which include biographical information and set forth the qualifications of the proposed nominee to the registrant's
            Secretary. There have been no material changes to these procedures.

Item 11 -   Controls and Procedures

11(a) - The registrant's principal executive and principal financial officers or persons performing similar functions have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities and Exchange Act of 1934, as amended.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -   Exhibits attached hereto

12(a)(1) -  Code of Ethics - See Item 2

12(a)(2) -  Certifications - Attached hereto

12(a)(3) -  Not Applicable

12(b) -     Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Balanced Capital Fund, Inc.


By: /s/ Donald C. Burke
    -----------------------------------
    Donald C. Burke,
    Chief Executive Officer (principal executive officer) of
    BlackRock Balanced Capital Fund, Inc.

Date: November 20, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Donald C. Burke
    -----------------------------------
    Donald C. Burke,
    Chief Executive Officer (principal executive officer) of
    BlackRock Balanced Capital Fund, Inc.

Date: November 20, 2007


By: /s/ Neal J. Andrews,
    -----------------------------------
    Neal J. Andrews,
    Chief Financial Officer (principal financial officer) of
    BlackRock Balanced Capital Fund, Inc.

Date: November 20, 2007